UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund:	BlackRock Large Cap Focus Value Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Focus Value Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2023

Date of reporting period: 12/31/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Large Cap Focus Value Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%
U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)
International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)
Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	BlackRock Large Cap Focus Value Fund, Inc.

Investment Objective

BlackRock Large Cap Focus Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2022, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance was stock selection in the industrials sector. Most notably, stock selection in the aerospace and defense and machinery industries weighed on relative return. Allocation decisions in information technology (“IT”) also hurt relative results, with overweight allocations to technology hardware and IT services notably detracting. Other notable detractors included stock selection in the energy and materials sectors.

By contrast, the largest contribution to the Fund’s relative performance came from stock selection in the financials sector. In particular, investment decisions within insurance and security selection in diversified financials bolstered relative results. Stock selection in the consumer discretionary sector also buoyed performance, with security decisions in specialty retail and textiles and apparel proving additive. Other notable contributors included the Fund’s lack of exposure to real estate and stock selection within consumer staples.

Describe recent portfolio activity.

During the reporting period, a combination of portfolio trading activity and market price changes resulted in the Fund having increased exposure to the consumer discretionary, IT, and consumer staples sectors. It reduced its weightings to the industrials, financials, and healthcare sectors.

Describe portfolio positioning at period end.

The Fund’s largest absolute allocations were in the healthcare, financials, and IT sectors. Relative to the Russell 1000® Value Index, the Fund ended the period with the largest overweight exposure to consumer discretionary, IT, and healthcare. The Fund’s most significant underweight positions were in the real estate, industrials, and utilities sectors, maintaining no exposure to real estate at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock Large Cap Focus Value Fund, Inc.

    Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.48%	(4.61)%	N/A	6.73%	N/A	9.83%	N/A
Investor A	5.32	(4.86)	(9.85)%	6.43	5.29%	9.53	8.94%
Investor C	4.91	(5.56)	(6.40)	5.57	5.57	8.83	8.83
Class K	5.50	(4.54)	N/A	6.82	N/A	9.91	N/A
Class R	5.14	(5.22)	N/A	6.07	N/A	9.16	N/A
Russell 1000® Value Index(c)	6.11	(7.54)	N/A	6.67	N/A	10.29	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s returns prior to September 1, 2021 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock Basic Value Fund, Inc.”

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

    Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,054.80	$ 2.77		$ 1,000.00	$ 1,022.51	$ 2.75		0.54%
Investor A	1,000.00	1,053.20	4.21		1,000.00	1,021.11	4.13		0.81
Investor C	1,000.00	1,049.10	8.26		1,000.00	1,017.14	8.13		1.60
Class K	1,000.00	1,055.00	2.41		1,000.00	1,022.86	2.40		0.47
Class R	1,000.00	1,051.40	6.18		1,000.00	1,019.18	6.11		1.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

    Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Wells Fargo & Co.	3.3%

BP PLC, ADR	3.1

Citigroup, Inc.	3.0

Cigna Corp.	2.6

First Citizens BancShares, Inc., Class A	2.6

Sanofi, ADR	2.6

Fidelity National Information Services, Inc.	2.5

Laboratory Corp. of America Holdings	2.5

Comcast Corp., Class A	2.4

Medtronic PLC	2.4

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	21.3%

Financials	18.7

Information Technology	14.0

Consumer Discretionary	12.1

Energy	8.2

Communication Services	6.9

Industrials	6.6

Consumer Staples	6.3

Materials	3.4

Utilities	2.1

Short-Term Securities	0.4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of February 4, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2022	BlackRock Large Cap Focus Value Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.8%
Airbus SE	318,440	$37,863,313
L3Harris Technologies, Inc.	158,530	33,007,531

		70,870,844

Automobiles — 2.1%
General Motors Co.	1,199,120	40,338,397

Banks — 10.9%
Citigroup, Inc.	1,237,983	55,993,971
Citizens Financial Group, Inc.	1,000,750	39,399,528
First Citizens BancShares, Inc., Class A	63,597	48,229,421
Wells Fargo & Co.	1,493,000	61,645,970

		205,268,890

Chemicals — 1.4%
Axalta Coating Systems Ltd.(a)	1,068,420	27,212,657

Communications Equipment — 2.9%
Ciena Corp.(a)	420,160	21,419,757
Cisco Systems, Inc.	697,626	33,234,902

		54,654,659

Containers & Packaging — 1.9%
Sealed Air Corp.	713,095	35,569,179

Diversified Financial Services — 2.2%
Apollo Global Management, Inc.	658,098	41,980,071

Diversified Telecommunication Services — 2.1%
Verizon Communications, Inc.	1,002,610	39,502,834

Food Products — 2.4%
Kraft Heinz Co.	1,107,580	45,089,582

Health Care Equipment & Supplies — 6.9%
Baxter International, Inc.	795,460	40,544,596
Medtronic PLC	590,740	45,912,313
Zimmer Biomet Holdings, Inc.	343,436	43,788,090

		130,244,999

Health Care Providers & Services — 8.9%
Cardinal Health, Inc.	408,440	31,396,783
Cigna Corp.	148,734	49,281,523
Humana, Inc.	74,820	38,322,056
Laboratory Corp. of America Holdings	202,815	47,758,876

		166,759,238

Household Durables — 1.6%
Panasonic Corp.	3,643,800	30,495,040

Insurance — 5.5%
American International Group, Inc.	639,436	40,437,933
Fidelity National Financial, Inc.	1,089,980	41,005,047
Willis Towers Watson PLC	92,990	22,743,494

		104,186,474

Interactive Media & Services — 2.4%
Meta Platforms, Inc., Class A(a)	371,530	44,709,920

Internet & Direct Marketing Retail — 2.0%
Alibaba Group Holding Ltd., ADR(a)	209,160	18,424,904
Amazon.com, Inc.(a)	236,570	19,871,880

		38,296,784

IT Services — 7.1%
Cognizant Technology Solutions Corp., Class A	776,880	44,429,767
Fidelity National Information Services, Inc.	707,790	48,023,552
SS&C Technologies Holdings, Inc.	796,201	41,450,224

		133,903,543

Security	Shares	Value

Machinery — 1.9%
Komatsu Ltd.	1,645,800	$35,572,529

Media — 2.5%
Comcast Corp., Class A	1,318,540	46,109,344

Multiline Retail — 1.9%
Dollar Tree, Inc.(a)	258,227	36,523,627

Multi-Utilities — 2.1%
Public Service Enterprise Group, Inc.	648,750	39,748,913

Oil, Gas & Consumable Fuels — 8.2%
BP PLC, ADR	1,697,798	59,304,084
Enterprise Products Partners LP	1,245,570	30,043,149
EQT Corp.	629,245	21,287,358
Shell PLC	1,567,600	44,191,925

		154,826,516

Personal Products — 2.1%
Unilever PLC, ADR	783,927	39,470,724

Pharmaceuticals — 4.4%
Bayer AG, Registered Shares	663,460	34,148,355
Sanofi, ADR	991,971	48,041,156

		82,189,511

Professional Services — 1.0%
Dun & Bradstreet Holdings, Inc.	1,474,650	18,079,209

Specialty Retail — 1.7%
Ross Stores, Inc.	276,760	32,123,533

Technology Hardware, Storage & Peripherals — 4.0%
Samsung Electronics Co. Ltd.	937,210	41,137,187
Western Digital Corp.(a)	1,078,240	34,018,472

		75,155,659

Textiles, Apparel & Luxury Goods — 2.7%
Gildan Activewear, Inc.	512,570	14,044,418
Ralph Lauren Corp.	345,209	36,478,235

		50,522,653

Tobacco — 1.8%
British American Tobacco PLC, ADR	842,440	33,680,751

Total Common Stocks — 98.4% (Cost: $1,768,896,700)		1,853,086,080

Investment Companies

Equity Funds — 1.2%
SPDR S&P Biotech ETF(a)	267,550	22,206,650

Total Investment Companies — 1.2% (Cost: $20,518,685)		22,206,650

Total Long-Term Investments — 99.6% (Cost: $1,789,415,385)		1,875,292,730

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Large Cap Focus Value Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(b)(c)	8,007,695	$8,007,695

Total Short-Term Securities — 0.4% (Cost: $8,007,695)		8,007,695

Total Investments — 100.0% (Cost: $1,797,423,080)		1,883,300,425

Other Assets Less Liabilities — 0.0%		234

Net Assets — 100.0%		$1,883,300,659

(a)	Non-income producing security.

(b)	Affiliate of the Fund.

(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,002,507	$4,005,188	(a)	$—		$—	$—	$8,007,695	8,007,695	$153,127		$—
SL Liquidity Series, LLC, Money Market Series(b)	8,565,095	—		(8,549,722	)(a)	(15,260)	(113)	—	—	26,135	(c)	—

						$(15,260)	$(113)	$8,007,695		$179,262		$—

(a)	Represents net amount purchased (sold).

(b)	As of period end, the entity is no longer held.

(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$33,007,531	$37,863,313	$—	$70,870,844
Automobiles	40,338,397	—	—	40,338,397
Banks	205,268,890	—	—	205,268,890
Chemicals	27,212,657	—	—	27,212,657
Communications Equipment	54,654,659	—	—	54,654,659
Containers & Packaging	35,569,179	—	—	35,569,179
Diversified Financial Services	41,980,071	—	—	41,980,071
Diversified Telecommunication Services	39,502,834	—	—	39,502,834
Food Products	45,089,582	—	—	45,089,582

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Large Cap Focus Value Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Health Care Equipment & Supplies	$130,244,999	$—	$—	$130,244,999
Health Care Providers & Services	166,759,238	—	—	166,759,238
Household Durables	—	30,495,040	—	30,495,040
Insurance	104,186,474	—	—	104,186,474
Interactive Media & Services	44,709,920	—	—	44,709,920
Internet & Direct Marketing Retail	38,296,784	—	—	38,296,784
IT Services	133,903,543	—	—	133,903,543
Machinery	—	35,572,529	—	35,572,529
Media	46,109,344	—	—	46,109,344
Multiline Retail	36,523,627	—	—	36,523,627
Multi-Utilities	39,748,913	—	—	39,748,913
Oil, Gas & Consumable Fuels	110,634,591	44,191,925	—	154,826,516
Personal Products	39,470,724	—	—	39,470,724
Pharmaceuticals	48,041,156	34,148,355	—	82,189,511
Professional Services	18,079,209	—	—	18,079,209
Specialty Retail	32,123,533	—	—	32,123,533
Technology Hardware, Storage & Peripherals	34,018,472	41,137,187	—	75,155,659
Textiles, Apparel & Luxury Goods	50,522,653	—	—	50,522,653
Tobacco	33,680,751	—	—	33,680,751
Investment Companies	22,206,650	—	—	22,206,650
Short-Term Securities
Money Market Funds	8,007,695	—	—	8,007,695

	$1,659,892,076	$223,408,349	$—	$1,883,300,425

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities (unaudited)

December 31, 2022

BlackRock Large Cap Focus Value Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,875,292,730
Investments, at value — affiliated(c)	8,007,695
Cash	1,265
Foreign currency, at value(c)	46,552
Receivables:
Securities lending income — affiliated	1,010
Capital shares sold	2,564,838
Dividends — unaffiliated	3,214,254
Dividends — affiliated	30,409
Prepaid expenses	81,245

Total assets	1,889,239,998

LIABILITIES
Payables:
Capital shares redeemed	4,688,558
Investment advisory fees	651,140
Directors’ and Officer’s fees	6,585
Other accrued expenses	46,376
Other affiliate fees	45,838
Service and distribution fees	187,437
Transfer agent fees	313,405

Total liabilities	5,939,339

NET ASSETS	$1,883,300,659

NET ASSETS CONSIST OF:
Paid-in capital	$1,827,182,405
Accumulated earnings	56,118,254

NET ASSETS	$1,883,300,659

(a) Investments, at cost — unaffiliated	$1,789,415,385
(c) Investments, at cost — affiliated	$8,007,695
(c) Foreign currency, at cost	$45,993

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)  (continued)

December 31, 2022

BlackRock Large Cap Focus Value Fund, Inc.

NET ASSET VALUE
Institutional

Net assets	$1,034,049,553

Shares outstanding	61,843,041

Net asset value	$16.72

Shares authorized	400 million

Par value	$0.10

Investor A

Net assets	$822,628,079

Shares outstanding	50,383,563

Net asset value	$16.33

Shares authorized	200 million

Par value	$0.10

Investor C

Net assets	$15,992,075

Shares outstanding	1,269,619

Net asset value	$12.60

Shares authorized	200 million

Par value	$0.10

Class K

Net assets	$6,333,670

Shares outstanding	378,773

Net asset value	$16.72

Shares authorized	200 million

Par value	$0.10

Class R

Net assets	$4,297,282

Shares outstanding	299,709

Net asset value	$14.34

Shares authorized	400 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations (unaudited)

Six Months Ended December 31, 2022

BlackRock Large Cap Focus Value Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$22,460,514
Dividends — affiliated	153,127
Securities lending income — affiliated — net	26,135
Foreign taxes withheld	(251,824)

Total investment income	22,387,952

EXPENSES
Investment advisory	3,924,852
Service and distribution — class specific	1,128,668
Transfer agent — class specific	990,841
Accounting services	69,391
Professional	63,019
Custodian	60,419
Registration	52,330
Printing and postage	24,431
Directors and Officer	11,133
Miscellaneous	14,682

Total expenses	6,339,766

Less:

Fees waived and/or reimbursed by the Manager	(4,288)

Total expenses after fees waived and/or reimbursed	6,335,478

Net investment income	16,052,474

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	59,165,345
Investments — affiliated	(15,260)
Foreign currency transactions	70,080

59,220,165

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	24,963,039
Investments — affiliated	(113)
Foreign currency translations	6,022

24,968,948

Net realized and unrealized gain	84,189,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,241,587

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

Six Months Ended December 31, 2022

	BlackRock Large Cap Focus Value Fund, Inc.
	Six Months Ended 12/31/22 (unaudited)	Year Ended 06/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,052,474	$27,251,203
Net realized gain	59,220,165	215,199,594
Net change in unrealized appreciation (depreciation)	24,968,948	(356,917,634)

Net increase (decrease) in net assets resulting from operations	100,241,587	(114,466,837)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(110,635,058)	(181,588,920)
Investor A	(89,013,084)	(175,655,305)
Investor C	(1,946,075)	(3,497,257)
Class K	(658,615)	(1,503,403)
Class R	(508,193)	(1,092,584)

Decrease in net assets resulting from distributions to shareholders	(202,761,025)	(363,337,469)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	147,454,951	184,555,985

NET ASSETS
Total increase (decrease) in net assets	44,935,513	(293,248,321)
Beginning of period	1,838,365,146	2,131,613,467

End of period	$1,883,300,659	$1,838,365,146

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Value Fund, Inc.
	Institutional
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$17.59		$22.31	$17.58	$21.86	$26.33	$25.18

Net investment income(a)	0.16		0.29	0.33	0.47	0.53	0.46
Net realized and unrealized gain (loss)	0.88		(1.31)	6.75	(2.07)	0.57	1.95

Net increase (decrease) from investment operations	1.04		(1.02)	7.08	(1.60)	1.10	2.41

Distributions(b)
From net investment income		(0.29)	(0.30)	(0.40)	(0.58)	(0.53)	(0.45)
From net realized gain		(1.62)	(3.40)	(1.95)	(2.10)	(5.04)	(0.81)

Total distributions		(1.91)	(3.70)	(2.35)	(2.68)	(5.57)	(1.26)

Net asset value, end of period	$16.72		$17.59	$22.31	$17.58	$21.86	$26.33

Total Return(c)
Based on net asset value	5.48	%(d)	(5.86)%	45.04%	(8.97)%	5.33%	9.65%

Ratios to Average Net Assets(e)
Total expenses	0.54	%(f)	0.54%	0.55%	0.53%	0.53%	0.55%

Total expenses after fees waived and/or reimbursed	0.54	%(f)	0.54%	0.54%	0.53%	0.53%	0.55%

Net investment income	1.83	%(f)	1.45%	1.70%	2.37%	2.27%	1.77%

Supplemental Data
Net assets, end of period (000)	$1,034,050		$994,320	$1,037,838	$642,221	$897,982	$1,104,701

Portfolio turnover rate		50%	70%	80%	73%	34%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Value Fund, Inc. (continued)
	Investor A
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$17.20		$21.89	$17.28	$21.53	$26.01	$24.88

Net investment income(a)	0.13		0.23	0.27	0.40	0.46	0.38
Net realized and unrealized gain (loss)	0.86		(1.28)	6.64	(2.04)	0.56	1.94

Net increase (decrease) from investment operations	0.99		(1.05)	6.91	(1.64)	1.02	2.32

Distributions(b)
From net investment income		(0.24)	(0.24)	(0.35)	(0.51)	(0.46)	(0.38)
From net realized gain		(1.62)	(3.40)	(1.95)	(2.10)	(5.04)	(0.81)

Total distributions		(1.86)	(3.64)	(2.30)	(2.61)	(5.50)	(1.19)

Net asset value, end of period	$16.33		$17.20	$21.89	$17.28	$21.53	$26.01

Total Return(c)
Based on net asset value	5.32	%(d)	(6.12)%	44.68%	(9.26)%	5.02%	9.37%

Ratios to Average Net Assets(e)
Total expenses	0.81	%(f)	0.81%	0.83%	0.83%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed	0.81	%(f)	0.81%	0.83%	0.83%	0.81%	0.82%

Net investment income	1.54	%(f)	1.16%	1.42%	2.06%	1.98%	1.47%

Supplemental Data
Net assets, end of period (000)	$822,628		$819,103	$1,063,209	$844,138	$1,145,675	$1,271,484

Portfolio turnover rate		50%	70%	80%	73%	34%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Value Fund, Inc. (continued)
	Investor C
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$13.62		$18.07	$14.53	$18.49	$22.97	$21.97

Net investment income(a)	0.05		0.06	0.08	0.20	0.24	0.15
Net realized and unrealized gain (loss)	0.69		(0.99)	5.51	(1.71)	0.48	1.71

Net increase (decrease) from investment operations	0.74		(0.93)	5.59	(1.51)	0.72	1.86

Distributions(b)
From net investment income		(0.14)	(0.12)	(0.10)	(0.35)	(0.16)	(0.05)
From net realized gain		(1.62)	(3.40)	(1.95)	(2.10)	(5.04)	(0.81)

Total distributions		(1.76)	(3.52)	(2.05)	(2.45)	(5.20)	(0.86)

Net asset value, end of period	$12.60		$13.62	$18.07	$14.53	$18.49	$22.97

Total Return(c)

Based on net asset value	4.91	%(d)	(6.85)%	43.39%	(10.01)%	4.21%	8.49%

Ratios to Average Net Assets(e)
Total expenses	1.60	%(f)	1.60%	1.72%	1.65%	1.61%	1.64%

Total expenses after fees waived and/or reimbursed	1.60	%(f)	1.60%	1.71%	1.65%	1.61%	1.64%

Net investment income	0.76	%(f)	0.38%	0.53%	1.23%	1.15%	0.67%

Supplemental Data
Net assets, end of period (000)	$15,992		$14,791	$18,149	$41,370	$68,752	$115,948

Portfolio turnover rate		50%	70%	80%	73%	34%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Value Fund, Inc. (continued)
	Class K
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$17.60		$22.32	$17.58	$21.87	$26.35	$25.19

Net investment income(a)	0.16		0.30	0.35	0.48	0.55	0.51
Net realized and unrealized gain (loss)	0.88		(1.30)	6.76	(2.07)	0.57	1.94

Net increase (decrease) from investment operations	1.04		(1.00)	7.11	(1.59)	1.12	2.45

Distributions(b)
From net investment income		(0.30)	(0.32)	(0.42)	(0.60)	(0.56)	(0.48)
From net realized gain		(1.62)	(3.40)	(1.95)	(2.10)	(5.04)	(0.81)

Total distributions		(1.92)	(3.72)	(2.37)	(2.70)	(5.60)	(1.29)

Net asset value, end of period	$16.72		$17.60	$22.32	$17.58	$21.87	$26.35

Total Return(c)
Based on net asset value	5.50	%(d)	(5.77)%	45.22%	(8.94)%	5.42%	9.81%

Ratios to Average Net Assets(e)
Total expenses	0.47	%(f)	0.45%	0.45%	0.45%	0.45%	0.44%

Total expenses after fees waived and/or reimbursed	0.47	%(f)	0.45%	0.45%	0.45%	0.45%	0.44%

Net investment income	1.90	%(f)	1.48%	1.80%	2.44%	2.33%	1.99%

Supplemental Data
Net assets, end of period (000)	$6,334		$5,959	$6,385	$4,427	$5,128	$9,240

Portfolio turnover rate		50%	70%	80%	73%	34%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Value Fund, Inc. (continued)
	Class R
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$15.29		$19.86	$15.87	$19.96	$24.48	$23.48

Net investment income(a)	0.09		0.14	0.19	0.31	0.35	0.28
Net realized and unrealized gain (loss)	0.77		(1.13)	6.04	(1.88)	0.52	1.83

Net increase (decrease) from investment operations	0.86		(0.99)	6.23	(1.57)	0.87	2.11

Distributions(b)
From net investment income		(0.19)	(0.18)	(0.29)	(0.42)	(0.35)	(0.30)
From net realized gain		(1.62)	(3.40)	(1.95)	(2.10)	(5.04)	(0.81)

Total distributions		(1.81)	(3.58)	(2.24)	(2.52)	(5.39)	(1.11)

Net asset value, end of period	$14.34		$15.29	$19.86	$15.87	$19.96	$24.48

Total Return(c)
Based on net asset value	5.14	%(d)	(6.48)%	44.25%	(9.60)%	4.67%	9.02%

Ratios to Average Net Assets(e)
Total expenses	1.20	%(f)	1.17%	1.16%	1.17%	1.15%	1.16%

Total expenses after fees waived and/or reimbursed	1.20	%(f)	1.17%	1.16%	1.17%	1.15%	1.16%

Net investment income	1.16	%(f)	0.81%	1.12%	1.72%	1.65%	1.15%

Supplemental Data
Net assets, end of period (000)	$4,297		$4,191	$6,032	$6,736	$10,725	$12,236

Portfolio turnover rate		50%	70%	80%	73%	34%	30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Focus Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $100 million	0.60%
$100 million - $200 million	0.50
Greater than $200 million	0.40

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution — class specific	$1,041,195	$76,745	$10,728	$1,128,668

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$17,650	$22,774	$980	$42	$69	$41,515

For the six months ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent — class specific	$468,904	$503,125	$12,688	$649	$5,475	$990,841

Other Fees: For the six months ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $3,152.

For the six months ended December 31, 2022, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$965
Investor C	1,361

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended December 31, 2022, the amount waived was $4,288.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% as a percentage of average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”).The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended December 31, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an

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Notes to Financial Statements (unaudited) (continued)

amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended December 31, 2022, the Fund paid BIM $5,995 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $923,308,227 and $955,381,526, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Large Cap Focus Value Fund, Inc.	$1,832,765,071	$175,781,760	$(125,246,406)	$50,535,354

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2022, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war,

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen.

An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/22		Year Ended 06/30/22

Share Class	Shares	Amount	Shares	Amount

Institutional

Shares sold	5,001,682	$86,109,796	12,023,978	$237,716,372

Shares issued in reinvestment of distributions	5,792,145	103,116,960	8,488,258	167,661,315

Shares redeemed	(5,470,948)	(94,063,268)	(10,505,041)	(206,261,118)

	5,322,879	$95,163,488	10,007,195	$199,116,569

Investor A

Shares sold and automatic conversion of shares	1,945,739	$32,483,836	3,782,593	$73,222,067

Shares issued in reinvestment of distributions	4,675,749	81,343,458	8,307,498	161,169,995

Shares redeemed	(3,870,677)	(65,066,565)	(13,035,731)	(251,276,265)

	2,750,811	$48,760,729	(945,640)	$(16,884,203)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 12/31/22		Year Ended 06/30/22

Share Class	Shares	Amount	Shares	Amount

Investor C

Shares sold	287,569	$3,719,582	281,787	$4,337,256

Shares issued in reinvestment of distributions	140,170	1,893,397	220,144	3,423,827

Shares redeemed and automatic conversion of shares	(244,425)	(3,192,188)	(420,190)	(6,550,882)

	183,314	$2,420,791	81,741	$1,210,201

Class K

Shares sold	58,689	$994,879	502,887	$9,924,243

Shares issued in reinvestment of distributions	36,996	658,615	77,049	1,503,399

Shares redeemed	(55,497)	(943,586)	(527,368)	(9,842,347)

	40,188	$709,908	52,568	$1,585,295

Class R

Shares sold	14,717	$220,124	40,724	$711,159

Shares issued in reinvestment of distributions	33,163	508,192	63,002	1,092,584

Shares redeemed	(22,295)	(328,281)	(133,396)	(2,275,620)

	25,585	$400,035	(29,670)	$(471,877)

	8,322,777	$147,454,951	9,166,194	$184,555,985

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Large Cap Focus Value Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”) which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	27

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LP	Limited Partnership

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

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Want to know more?

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-12/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Focus Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Focus Value Fund, Inc.

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Focus Value Fund, Inc.

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Focus Value Fund, Inc.

Date: February 23, 2023

4